UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 31, 2009

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB ENERGY FUND; POWERSHARES DB OIL FUND; POWERSHARES DB

PRECIOUS METALS FUND; POWERSHARES DB GOLD FUND; POWERSHARES DB SILVER FUND;

POWERSHARES DB BASE METALS FUND; POWERSHARES DB AGRICULTURE FUND

DB MULTI-SECTOR COMMODITY MASTER TRUST

DB ENERGY MASTER FUND; DB OIL MASTER FUND; DB PRECIOUS METALS MASTER FUND; DB

GOLD MASTER FUND; DB SILVER MASTER FUND; DB BASE METALS MASTER FUND; DB

AGRICULTURE MASTER FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust – Delaware DB Multi-Sector Commodity Master Trust – Delaware	87-0778053 (Trust) 87-0778057 (Master Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; 001-33238;

001-33232; 001-33239; 001-33241; 001-33243; 001-33230; 001-33233; 001-33235; and 001-33237

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This current report on Form 8-K relates to the Audited Financial Statements of DB Commodity Services LLC (“DBCS”) for the years ended December 31, 2008 and 2007. DBCS is the Managing Owner of PowerShares DB Multi-Sector Commodity Trust, PowerShares DB Energy Fund, PowerShares DB Oil Fund, Powershares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Silver Fund, PowerShares DB Base Metals Fund, PowerShares DB Agriculture Fund, DB Multi-Sector Commodity Master Trust, DB Energy Master Fund, DB Oil Master Fund, DB Precious Metals Master Fund, DB Gold Master Fund, DB Silver Master Fund, DB Base Metals Master Fund and DB Agriculture Master Fund. The DBCS Audited Financial Statements for the years ended December 31, 2008 and 2007 are attached hereto as Exhibit 99.1 and are being filed herewith.

Item 9.01	Financial Statements and Exhibit.

(d)	Exhibit

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title
Exhibit 99.1	Audited Financial Statements of DB Commodity Services LLC for the years ended December 31, 2008 and 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB Energy Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB Oil Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB Precious Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB Gold Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB Silver Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB Base Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Energy Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Oil Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Precious Metals Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Gold Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Silver Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Base Metals Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Agriculture Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

Date: April 3, 2009